UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 13, 2013

Date of earliest event reported: May 13, 2013

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-134579	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Houston Center, 909 Fannin, Suite 3100,

Houston, TX 77010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 13, 2013, MRC Global Inc. (the “Company”) issued a press release announcing that its largest shareholder, PVF Holdings LLC (“PVF Holdings”), has distributed all of its shares of common stock of the Company to the owners of PVF Holdings. A copy of this press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

In addition, on May 13, 2013, the Company filed a prospectus supplement registering for resale 29,081,987 shares of the Company’s common stock for the benefit of the former members of PVF Holdings. The Company has attached as Exhibit 5.1 to this Form 8-K a legality opinion with respect to the shares being registered.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1)

99.1	Press Release dated May 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2013

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1)

99.1	Press Release dated May 13, 2013